Other Long-Term Assets	6 Months Ended
Jun. 30, 2025
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Other Long-Term Assets
24.	Other Long-Term Assets
The composition of other long-term assets is shown below:

(in thousands)	Note	June 30 2025	December 31 2024

Intangible assets		$1,312	$1,503

Debt issue costs - Revolving Facility	16.1	5,289	5,101

Refundable deposit - 777 PMPA		9,785	9,413

Subscription Rights		-	3,114

Other		533	2,485

Total other long-term assets		$16,919	$21,616
Subscription Rights
The subscription rights from 2024 were converted to common shares during the first quarter of 2025 and were reclassified to Long-Term Equity Investments.
Refundable Deposit – 777 PMPA
On August 8, 2012, the Company entered into a PMPA with Hudbay in respect to the 777 mine. Under the terms of the 777 PMPA, should the market value of gold and silver delivered to Wheaton through the initial 40 year term of the contract, net of the per ounce cash payment, be lower than the initial $455 million upfront consideration, the Company is entitled to a refund of the difference (the “Refundable Deposit”) at the conclusion of the 40 year term. On June 22, 2022, Hudbay announced that mining activities at the 777 mine have concluded after the reserves were depleted and closure activities have commenced. The balance of the Refundable Deposit is $78 million.
At December 31, 2022, the Company derecognized the 777 PMPA and recognized a long-term receivable, with interest to be accreted on a quarterly basis until maturity which is August 8, 2052. The Company estimated that a credit facility with similar terms and conditions would have an interest rate of 8%.